Exhibit 99.2

BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Bill of Sale, Assignment and Assumption Agreement (“Bill of Sale, Assignment and Assumption Agreement”) is being entered into as of February ___, 2005, by and between Verso Technologies, Inc., a Minnesota corporation (the “Purchaser”) and Jacksonville Technology Associates, Inc., a Delaware corporation now known as WSECI, Inc. (the “Seller”). The Seller and the Purchaser are referred to collectively in this Bill of Sale, Assignment and Assumption Agreement as the “Parties.” Capitalized terms used herein without definition shall have the meanings assigned to them in the Asset Purchase Agreement (as defined below).

RECITALS

     The Parties, along with the Shareholders, have entered into an Asset Purchase Agreement dated as of February 23, 2005 (the “Asset Purchase Agreement”) which provides for the purchase by the Purchaser of the Purchased Assets from the Seller and for certain related transactions.

     This Bill of Sale, Assignment and Assumption Agreement is being entered into pursuant to Sections 6.2(h) and 6.3(d) of the Asset Purchase Agreement.

AGREEMENT

     Now, therefore, in consideration of the foregoing and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Bill of Sale, Assignment and Assumption Agreement, intending to be legally bound, agree as follows:

1. Sale and Assignment.

     (a) Subject to the terms of the Asset Purchase Agreement, the Seller does hereby sell, transfer, convey and assign to the Purchaser all of the Seller’s right, title and interest as of the Closing Date in and to the Purchased Assets.

     (b) The Purchaser hereby accepts the transfer, assignment and conveyance of the Assumed Contracts and agrees from and after the date hereof to perform the obligations of the Seller under the Assumed Contracts.

2. Assumption of Liabilities. The Purchaser hereby assumes, and agrees to cause to be timely discharged, duly paid and duly satisfied, each of the Purchased Liabilities.

3. No additional rights, obligations or limitation of remedies. Nothing contained in this Bill of Sale, Assignment and Assumption Agreement is intended to provide any rights to the Purchaser or the Seller beyond those rights expressly provided to such Party in the Asset Purchase Agreement. Nothing contained in this Bill of Sale, Assignment and Assumption Agreement is intended to impose any obligations or liabilities on the Purchaser or the Seller beyond those obligations and liabilities imposed on such Party in the Asset Purchase Agreement.

Nothing contained in this Bill of Sale, Assignment and Assumption Agreement is intended to limit or restrict in any manner any of the rights or remedies available to the Purchaser or the Seller under the Asset Purchase Agreement.

4. Further Assurances.

     (a) It is the intent of the parties that all of the Seller’s right, title and interest in and to each of the Purchased Assets be transferred, assigned and conveyed to the Purchaser as set forth above. Each Party will, to the extent reasonably requested by the other Party and at such other Party’s sole expense, execute and/or cause to be delivered to each other Party hereto such instruments and other documents, and shall take such other actions, as such other Party may reasonably request for the purpose of carrying out or evidencing the intent of this Bill of Sale, Assignment and Assumption Agreement.

     (b) Each Party will use commercially reasonable efforts to effect the assignment of all non-U.S. patents, patent applications, trademarks and trademark applications (if any) comprising the Purchased Assets pursuant to this Bill of Sale, Assignment and Assumption Agreement and the Asset Purchase Agreement.

5. Miscellaneous Provisions.

     (a) Governing Law. This Bill of Sale, Assignment and Assumption Agreement will be construed in accordance with, and governed in all respects by, the laws of the State of Georgia (without giving effect to principles of conflicts of law).

     (b) Notices. Any notice or other communication required or permitted to be delivered to either Party under this Agreement must be delivered in accordance with Section 8.2 of the Asset Purchase Agreement.

     (c) Assignment. The Purchaser may not delegate any of its obligations under this Bill of Sale, Assignment and Assumption Agreement to any other Person except a wholly-owned Subsidiary of the Purchaser without the prior written consent of the Seller, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Purchaser may delegate any or all of its obligations under this Bill of Sale, Assignment and Assumption Agreement to any other Person without the consent of the Seller if such delegation occurs in connection with or by way of merger or sale of all or substantially all of the Purchaser’s assets.

     (d) Severability. In the event that any provision of this Bill of Sale, Assignment and Assumption Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Bill of Sale, Assignment and Assumption Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, will not be affected and will continue to be valid and enforceable to the fullest extent permitted by law.

     (e) Entire Agreement. This Bill of Sale, Assignment and Assumption Agreement, the Asset Purchase Agreement, the Registration Rights Agreement and the Seller Non-Competition Agreement, together set forth the entire understanding of the Parties, and supersede all other agreements and understandings between the Parties, relating to the subject matter hereof and thereof.

     (f) Waiver. No failure on the part of either Party to exercise any power, right, privilege or remedy under this Bill of Sale, Assignment and Assumption Agreement, and no delay on the part of either Party in exercising any power, right, privilege or remedy under this Bill of Sale, Assignment and Assumption Agreement, will operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

     (g) Amendments. This Bill of Sale, Assignment and Assumption Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of both Parties.

     (h) Counterparts. This Bill of Sale, Assignment and Assumption Agreement may be executed in one or more counterparts, and delivered by facsimile, each of which counterpart will constitute an original and all of which, when taken together, will constitute one agreement.

     (i) Interpretation of Agreement.

          (i) Each Party acknowledges that it has participated in the drafting of this Bill of Sale, Assignment and Assumption Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in connection with the construction or interpretation of this Bill of Sale, Assignment and Assumption Agreement.

          (ii) Whenever required by the context hereof, the singular number will include the plural, and vice versa.

          (iii) As used in this Bill of Sale, Assignment and Assumption Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, and will be deemed to be followed by the words “without limitation.”

          (iv) Unless the context otherwise requires, references in this Bill of Sale, Assignment and Assumption Agreement to “Sections” are intended to refer to Sections of this Bill of Sale, Assignment and Assumption Agreement.

          (v) The bold-faced headings contained in this Bill of Sale, Assignment and Assumption Agreement are for convenience of reference only, will not be deemed to be a part of this Bill of Sale, Assignment and Assumption Agreement and will not be referred to in connection with the construction or interpretation of this Bill of Sale, Assignment and Assumption Agreement.

     In Witness Whereof, the Parties have caused this Bill of Sale, Assignment and Assumption Agreement to be executed as of the date first written above.

Verso Technologies, Inc.

By:
Name:
Title:

WSECI, INC.

By:
Name:
Title: